[GRAPHIC OMITTED]
[Graphic of Mario J. Gabelli, CFA Omitted]

THE
GABELLI
GLOBAL
OPPORTUNITY
FUND

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

                               [GRAPHIC OMITTED]
                           [Graphic of Flags Omitted]

                       THE GABELLI GLOBAL OPPORTUNITY FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

TO OUR SHAREHOLDERS,

      The second quarter of 2002 was very disappointing for equity investors all over the world. The optimism of the fourth quarter of 2001 has given way to outright pessimism, with market commentators using words such as capitulation when describing recent equity market movements. For U.S. investors participating in overseas equity markets, the only respite came in the form of a weaker U.S. dollar.

      For the second quarter ended June 30, 2002, the Gabelli Global Opportunity Fund (the "Fund") declined by 8.0%. This compares with a fall of 9.1% for the Morgan Stanley Capital International All Country ("MSCI AC") Index and a decline of 9.0% for the average global fund monitored by Lipper Inc.

      European markets were unable to decouple from the miserable performance of U.S. equities. While the Standard & Poor's ("S&P") 500 Index fell by 13.4%, U.K. equities fell by 11.1%, German stocks declined 17.5% and the French market fell 15.2%. However, due to the strength of the Euro and Sterling, losses to U.S.-based investors were limited to 4.7% for the U.K. market, 3.7% for French stocks and 6.3% for the German market.

      Certainly on a relative basis, Japan did well. The Nikkei 225 Index rose by 6.9% in dollar terms. Emerging markets, in aggregate, fell by 8.4% with the most damage being sustained in South America, largely due to the difficulties being experienced by Argentina.

INVESTMENT OBJECTIVE

      The Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                             Quarter
                        ------------------------------------------
                            1ST       2ND           3RD       4TH       YEAR
                            ---       ---           ---       ---       ----
  2002: Net Asset Value ...$10.38      $9.55        --         --        --
        Total Return ......  3.6%      (8.0)%       --         --        --
-------------------------------------------------------------------------------
  2001: Net Asset Value ...$11.84     $12.24       $9.48    $10.02     $10.02
        Total Return ......(16.9)%      3.4%      (22.6)%     6.8%     (28.9)%
-------------------------------------------------------------------------------
  2000: Net Asset Value ...$19.07     $17.77      $17.22    $14.24     $14.24
        Total Return ......  5.8%      (6.8)%      (3.1)%    (9.4)%    (13.5)%
-------------------------------------------------------------------------------
  1999: Net Asset Value ...$11.47     $13.00      $13.61    $18.03     $18.03
        Total Return ......  8.7%      13.3%        4.7%     38.9%      79.2%
-------------------------------------------------------------------------------
  1998: Net Asset Value ...   --      $10.23       $9.69    $10.55     $10.55
        Total Return ......   --        2.3%(b)    (5.3)%    13.7%      10.1%(b)
-------------------------------------------------------------------------------

                 AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 2002(A)
                 -----------------------------------------------
                                                  YEAR                        SINCE
                                      QUARTER   TO DATE   1 YEAR   3 YEAR   INCEPTION(B)
                                      -------   -------   ------   ------   ------------
  Gabelli Global Opportunity Fund
    Class AAA ....................... (8.00)%   (4.69)%  (21.19)%  (5.19)%    3.56%
  MSCI AC World Free Index .......... (9.11)%   (8.12)%  (14.22)%  (8.43)%   (2.63)%
  Lipper Global Fund Average ........ (8.99)%   (8.24)%  (14.37)%  (5.00)%   (1.55)%
------------------------------------------------------------------------------------

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The MSCI AC World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.

(b) From commencement of investment operations on May 11, 1998. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/02

                               [GRAPHIC OMITTED]

                           Europe             39.6
                           United States      27.7
                           Japan              16.4
                           South Africa       11.3
                           Asia/Pacific Rim    3.3
                           Canada              1.7

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Investors worldwide look to the U.S. market for leadership. Many equity markets, particularly in Europe, are closely correlated to the U.S. equity market. Recently it seems that this correlation has risen further. The crisis of confidence that has taken hold in the U.S. has been quick to spread to other markets. In some respects this is not justified, and we believe the current market sell-off will provide an excellent buying opportunity both in U.S. and overseas equities.

      At times like these, it is generally helpful to return to basics. We believe the basics of equity investing revolve around earnings, valuations and sentiment, including the flow of funds.

      To a major extent, earnings are a function of economic growth. Economic conditions around the world are reasonably good. European economic activity is mixed by region and certainly activity in some countries, for example Germany, remains below trend. And, of course, Germany is Europe's largest economy. Inflation, the European Central Bank's primary concern, remains well under control at about 1.8%, suggesting stable monetary policy. In Japan, the economy has experienced a small growth spurt on the back of better exports. This has led to a slight pick-up in capital expenditures and a happier consumer. However, looking ahead, job creation is low and wages are falling. Meanwhile government debt is very high which limits further fiscal stimulus. Finally, in the U.S., the economy probably warrants a B grade. The consumer remains in reasonable shape thanks to a robust housing market, and various other indicators such as factory orders provide evidence of an improving trend.

      Of course, there are imbalances. The U.S. absorbs too much of the world's savings. Foreigners have to buy about $1.7 billion of U.S. assets every day to balance the U.S. current account. Economists argue about the relevance of having a current account deficit, but common sense suggests that it is unsustainable for a country to import considerably more than it exports. Something gives, usually the currency. Dollar strength has made U.S. exports expensive and imports cheap. And the dollar has been strong because the U.S. economy has outperformed other economies, returns on U.S. assets have been good, and the U.S. dollar is the world's reserve currency. Well, the dollar remains the world's reserve currency, but the relative performance of the U.S. economy has deteriorated, interest rates in the U.S. are low and the equity markets are doing poorly. And most important, foreigners feel that they own enough U.S.-based assets. The power of the markets is that often these imbalances fix themselves, and recently the dollar has declined. This will tend to transfer purchasing power from U.S. consumers to foreign consumers, and lower the U.S. current account deficit. What would be even worse is if the dollar decline got out of hand.

      Changes in exchange rates will have an impact on corporate earnings. Foreign companies that export to the U.S. may lose market share and profitability, but there will be winners too, especially among domestically-oriented businesses. We expect modest increases in earnings in Europe and Japan.

      One of the advantages of lower equity markets, assuming no significant change in earnings and interest rates, is that valuations become more attractive and future returns are better. However, in a bear market stocks can always get cheaper. In Europe, Price-to-Earnings ("PE") multiples are at the lower end of their range going back to 1992, but remain above the levels of the 1980's when inflation and interest rates were much higher. Relative to interest rates, equities are attractive. Dividend yields in excess of 3.5% are now common in Europe, and this is in excess of short-term interest rates.

      There is no arguing that sentiment or investor psychology is worse than poor. It's awful. And we all know why. First there was the bursting of the bubble followed by the terrorist attacks, corporate scandals and other irritating little things like the imposition of steel tariffs by President Bush. But how much of this is relevant to overseas markets? Certainly there were excesses in the Technology/Media/Telecommunications ("TMT") sector overseas, and the war against terrorism affects all democracies. But corporate excesses, such as monster option awards given to senior executives, we contend, are less of a factor in overseas markets. Also, in some respects accounting standards may be stricter overseas. Sentiment will improve, but when? Maybe time will be the healer, combined with better earnings as margins improve due to corporate cost cutting.

INVESTMENT SCORECARD

      Among the Fund's larger holdings, the top performers included Harmony Gold Mining, Lockheed Martin, Bank of Ireland, Nikko Cordial and Novartis. All these stocks rose by more than 10%. These top performers were nullified by some woeful returns posted by companies such as Invik & Co. (-43%), Nextel Communications (-40%), USA Interactive (-26%) and Marzotto (-14%).

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2002.

BCE INC. (BCE - $17.42 - NYSE) is a Canadian based communications conglomerate. The company has traditionally been the main supplier of telecommunications services, including wireless, to much of Eastern Canada. These operations are now owned through Bell Canada, which it owns with 20% owner/partner SBC Communications. In 2000, BCE began a series of transactions that highlighted hidden value including completion of its spin-off of Nortel Networks. BCE continues to cement its strategic position as a national provider of content, creativity and distribution. This has included acquisitions of CTV, a Canadian broadcaster, and THE GLOBE AND MAIL, a Canadian newspaper. On April 24, 2002, Jean C. Monty resigned as Chief Executive Officer and was replaced by Michael Sabia, former President and Chief Operating Officer.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $22.75 - VIRT-X STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly-owned luxury goods business at a significant discount to other luxury goods producers. The company exercises tight control over the distribution of its products, is expanding its retail outlets and is benefiting from the trend towards consumers buying branded jewelry products.

GOLD FIELDS LTD. (GFI - $11.22 - NYSE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana and recently purchased gold assets in Australia. The company is largely unhedged and debt free.

NIKKO CORDIAL CORP. (8603.T - $5.03 - TOKYO STOCK EXCHANGE), formerly Nikko Securities, is one of Japan's largest full service securities firms. The company provides financial services including dealing, brokerage, underwriting, and asset management. Through their joint venture, Nikko Salomon Smith Barney Limited, the company offers equity underwriting and sales, initial public offerings, cross-border M&A deals and trading services for institutional investors. Nikko Securities is well placed through its joint venture with Citibank to benefit from the industrial restructuring that is likely to occur in Japan. Capital gains tax reform and introductions of defined contribution pension plans should also provide growth opportunities for Nikko to expand its fee based income.

ROCHE HOLDING AG (ROCZG.S - $74.70 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately 60% of sales, diagnostics roughly 19%, vitamins and fine chemicals comprise approximately 15% and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

SANOFI-SYNTHELABO SA (SASY. PA - $60.84 - PARIS STOCK EXCHANGE) was created in 1999 from the merger of two publicly quoted French-based pharmaceutical companies. The merged entity is controlled by Total Fina Elf, the French oil giant, and L'Oreal, the consumer products giant. Sanofi-Synthelabo is one of the fastest growing major pharmaceutical companies with popular products for the cardiovascular and central nervous system markets.

TICKETMASTER (TMCS - $18.71 - NASDAQ) is a publicly traded subsidiary of USA Interactive (USAI - $23.45 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                          WHEN
                       ---                          ----
      Special Chats:   Mario J. Gabelli             First Monday of each month
                       Howard Ward                  First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST                        SEPTEMBER                       OCTOBER
                       ------                        ---------                       -------
      1st Wednesday    Susan Byrne                   Caesar Bryan                    Walter Walsh & Laura Linehan
      2nd Wednesday    Lynda Calkin                  Hart Woodson                    Caesar Bryan
      3rd Wednesday    Walter Walsh & Laura Linehan  Charles Minter & Martin Weiner  Henry Van der Eb
      4th Wednesday    Barbara Marcin                Barbara Marcin                  Lynda Calkin
      5th Wednesday                                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      In the current market environment, value is king. Investors are shunning risk in any shape or form. This includes risk of an earnings disappointment, balance sheet risk and business risk. Interestingly, investors are favoring companies that not only exhibit value characteristics but also have performed quite well and where there have been earnings upgrades. We will continue to try and identify franchises that have good growth potential, run by excellent managers, and buy them when we believe they are attractively valued with regard to their growth potential.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.


                                   Sincerely,

                    /S/ MARC GABELLI              /S/ CAESAR BRYAN

                    MARC GABELLI                  CAESAR BRYAN
                    Team Portfolio Manager        Team Portfolio Manager
August 1, 2002
--------------------------------------------------------------------------------
                 Average Annual Returns -- June 30, 2002 (a)
--------------------------------------------------------------------------------
                CLASS AAA SHARES  CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------
1 Year .............(21.19)%       (21.12)%         (21.75)%        (21.00)%
                                   (25.63)%(c)      (26.32)%(d)     (21.91)%(d)
3 Year ............. (5.19)%        (5.16)%          (5.57)%         (5.11)%
                                    (7.01)%(c)       (6.40)%(d)      (5.11)%(d)
Life of Fund (b) ...  3.56%          3.59%            3.26%           3.63%
                                     2.12%(c)         3.26%(d)        3.63%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 12, 2000, August 16, 2000 and November 23, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Class of shares. (b) Performance is calculated from inception of Class AAA Shares on May 11, 1998. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------
NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----         -----
           COMMON STOCKS -- 95.1%
           AEROSPACE -- 3.1%
    7,500  Lockheed Martin Corp. .$  184,317   $   521,250
                                  ----------   -----------
           AUTOMOTIVE -- 1.2%
    3,761  General Motors Corp. ..   287,061       201,025
                                  ----------   -----------
           BROADCASTING -- 5.1%
   15,000  Mediaset SpA ..........   144,234       116,287
    4,000  Nippon Broadcasting
             System Inc. .........   248,956       146,843
    7,750  NRJ Group .............   105,633       140,529
    5,000  RTL Group .............   269,324       197,525
    6,000  Tokyo Broadcasting
             System Inc. .........    88,513       134,411
    7,300  Young Broadcasting Inc.,
             Cl. A+ ..............   262,800       129,794
                                  ----------   -----------
                                   1,119,460       865,389
                                  ----------   -----------
           BUILDING AND CONSTRUCTION -- 2.3%
   24,125  CRH plc ...............   337,473       398,590
                                  ----------   -----------
           BUSINESS SERVICES -- 0.9%
    3,000  Secom Co. Ltd. ........   270,556       146,797
                                  ----------   -----------
           COMMUNICATIONS EQUIPMENT -- 1.7%
   19,000  Furukawa Electric Co.
             Ltd. ................   154,139        72,957
    4,000  L-3 Communications
             Holdings Inc.+ ......   170,294       216,000
                                  ----------   -----------
                                     324,433       288,957
                                  ----------   -----------
           CONSUMER PRODUCTS -- 6.7%
    8,000  Christian Dior SA .....   361,416       308,139
   15,000  Compagnie Financiere
             Richemont AG, Cl. A .   286,849       341,195
   27,000  Marzotto SpA ..........   184,410       202,661
    2,000  Nintendo Co. Ltd. .....   344,434       293,095
                                  ----------   -----------
                                   1,177,109     1,145,090
                                  ----------   -----------
           CONSUMER SERVICES -- 4.8%
   25,000  Ticketmaster, Cl. B+ ..   262,110       467,750
   15,000  USA Interactive Inc.+ .   339,750       351,750
                                  ----------   -----------
                                     601,860       819,500
                                  ----------   -----------
           ELECTRONICS -- 2.8%
    1,500  Egide SA+ .............   997,700        58,961
    2,000  Rohm Co. Ltd. .........   445,273       298,525
   30,000  Toshiba Corp.+ ........   152,711       122,147
                                  ----------   -----------
                                   1,595,684       479,633
                                  ----------   -----------
           ENTERTAINMENT -- 4.4%
   30,000  Liberty Media Corp.,
             Cl. A+ ..............   502,125       300,000
   60,000  Publishing &
             Broadcasting Ltd. ...   329,659       304,827
    7,000  Vivendi Universal
             SA, ADR .............   482,230       150,500
                                  ----------   -----------
                                   1,314,014       755,327
                                  ----------   -----------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----         -----

           EQUIPMENT AND SUPPLIES -- 1.5%
   13,000  THK Co. Ltd. ..........$  316,960   $   250,008
                                  ----------   -----------
           FINANCIAL SERVICES -- 11.6%
    1,750  Allianz AG ............   655,434       347,239
   50,000  Bank of Ireland .......   309,243       619,073
    7,000  Citigroup Inc. ........   288,508       271,250
    5,000  Invik & Co. AB, Cl. B .   359,167       146,896
    1,000  Muenchener Rueckversicherungs-
             Gesellschaft AG .....   298,447       237,030
   70,000  Nikko Cordial Corp. ...   657,130       352,447
                                  ----------   -----------
                                   2,567,929     1,973,935
                                  ----------   -----------
           FOOD AND BEVERAGE -- 1.1%
   30,131  Compass Group plc .....   214,725       182,799
                                  ----------   -----------
           HEALTH CARE -- 13.9%
    8,208  GlaxoSmithKline plc ...   245,935       176,216
   13,600  Novartis AG ...........   534,476       593,664
    8,000  Roche Holding AG ......   805,043       597,561
   10,000  Sanofi-Synthelabo SA ..   438,858       608,377
    9,000  Takeda Chemical
             Industries Ltd. .....   565,250       394,974
                                  ----------   -----------
                                   2,589,562     2,370,792
                                  ----------   -----------
           METALS AND MINING -- 15.2%
   25,000  Antofagasta plc .......   156,360       228,267
   80,000  Gold Fields Ltd., ADR .   347,622       897,600
   10,000  Harmony Gold Mining
             Co. Ltd. ............    56,555       134,983
   65,000  Harmony Gold Mining
             Co. Ltd., ADR .......   345,760       879,450
   17,000  Newmont Mining Corp.
             Holding Co. .........   396,100       447,610
                                  ----------   -----------
                                   1,302,397     2,587,910
                                  ----------   -----------
           PUBLISHING -- 1.6%
   20,000  Arnoldo Mondadori
             Editore SpA .........   157,737       132,539
   68,000  Independent News & Media
             plc, Dublin .........   160,733       134,317
    1,477  United Business
             Media plc ...........    20,977        10,216
                                  ----------   -----------
                                     339,447       277,072
                                  ----------   -----------
           REAL ESTATE -- 1.5%
   30,000  Cheung Kong
             (Holdings) Ltd. .....   374,199       250,489
                                  ----------   -----------
           SATELLITE -- 1.5%
   25,000  SES Global ............   408,186       246,906
                                  ----------   -----------
           TELECOMMUNICATIONS -- 10.9%
    3,000  ALLTEL Corp. ..........   156,153       141,000
   12,000  AT&T Corp. ............   295,977       128,400
   11,000  BCE Inc. ..............   600,675       191,620
   19,500  BT Group plc+ .........   217,302        73,986
   13,180  Citizens Communications
             Co.+ ................   187,974       110,185

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----         -----

           COMMON STOCKS (CONTINUED)
           TELECOMMUNICATIONS (CONTINUED)
    4,783  Deutsche Telekom AG,
             ADR .................$  121,558   $    44,530
       30  Japan Telecom Co.
             Ltd. ................   226,539        86,028
      122  KDDI Corp. ............   865,872       376,618
       25  Nippon Telegraph
             & Telephone Corp. ...   219,778       102,726
   10,500  Rogers Communications
             Inc., Cl. B, ADR+ ...   170,881        95,970
    9,000  Sprint Corp. -
             FON Group ...........   338,756        95,490
   25,000  Telecom Italia
             SpA, RNC ............   156,870       132,589
    4,018  Telefonica SA, ADR+ ...   162,462        99,847
    4,500  Verizon Communications
             Inc. ................   273,319       180,675
                                  ----------   -----------
                                   3,994,116     1,859,664
                                  ----------   -----------
           WIRELESS COMMUNICATIONS -- 3.3%
    6,827  AT&T Wireless
             Services Inc.+ ......   169,684        39,938
   19,500  mm02 plc+ .............    58,637        12,229
   20,000  Nextel Communications
             Inc., Cl. A+ ........   312,920        64,200
   14,000  Rural Cellular Corp.,
             Cl. A+ ..............   587,677        14,560
   12,500  Sprint Corp. -
             PCS Group+ ..........   255,561        55,875
    2,300  Telephone & Data
             Systems Inc. ........    86,665       139,265
    3,000  United States
             Cellular Corp.+ .....   188,250        76,350
  113,964  Vodafone Group plc ....   434,313       154,834
                                  ----------   -----------
                                   2,093,707       557,251
                                  ----------   -----------
           TOTAL COMMON STOCKS ...21,413,195    16,178,384
                                  ----------   -----------

           RIGHTS -- 0.0%
           REAL ESTATE -- 0.0%
    1,200  Cheung Kong Life Science
             International Inc.
             Rights+ .............         0             0
                                  ----------   -----------

           WARRANTS -- 0.3%
           METALS AND MINING -- 0.3%
    6,000  Harmony Gold Mining Co. Ltd.,
             ADR,
             expires 06/29/03+....         0        53,820
                                  ----------   -----------

                                                 MARKET
   SHARES                            COST         VALUE
   ------                            ----         -----

           CORPORATE BONDS -- 0.1%
           TELECOMMUNICATIONS -- 0.1%
 $200,000  Williams Communications
             Group Inc.,
             10.875%,
             10/01/09 +(a) ...... $   84,919   $    17,500
                                  ----------   -----------

           U.S. GOVERNMENT OBLIGATIONS -- 4.0%
  672,000  U.S. Treasury Bills++,
             1.640% to 1.680%,
             07/18/02 to
             07/25/02 ...........    671,350       671,350
                                  ----------   -----------
           TOTAL INVESTMENTS
             -- 99.5% ...........$22,169,464    16,921,054
                                 ===========
           OTHER ASSETS AND
              LIABILITIES (NET) -- 0.5% .......     88,614
                                               -----------
           NET ASSETS -- 100.0% ...............$17,009,668
                                               ===========
----------------
           For Federal tax purposes:
           Aggregate cost .....................$22,169,464
                                               ===========
           Gross unrealized appreciation ......$ 2,745,259
           Gross unrealized depreciation ...... (7,993,669)
                                               -----------
           Net unrealized appreciation/
             (depreciation) ...................$(5,248,410)
                                               ===========
----------------
 (a)  Security in default.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
RNC - Non-Convertible Savings Shares.

                                      % OF
                                     MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION            VALUE       VALUE
--------------------------           ------     -------
Europe .............................  39.6%   $ 6,693,503
North America ......................  29.4%     4,982,627
Japan ..............................  16.4%     2,777,576
South Africa .......................  11.3%     1,912,033
Asia/Pacific Rim ...................   3.3%       555,315
                                     -----    -----------
                                     100.0%   $16,921,054
                                     =====    ===========

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                  JUNE 30, 2002
                                  -------------
Allianz AG                                        Harmony Gold Mining Co. Ltd.
BCE Inc.                                          Nikko Cordial Corp.
Compagnie Financiere Richemont AG                 Roche Holding AG
CRH plc                                           Sanofi-Synthelabo SA
Gold Fields Ltd.                                  Ticketmaster

--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $22,169,464) ...     $ 16,921,054
   Cash and foreign currency, at value
     (Cost $91,816) ...........................           91,976
   Dividends, interest and reclaims receivable            55,079
   Receivable for Fund shares sold ............            2,524
   Deferred organizational expenses ...........            6,660
                                                    ------------
   TOTAL ASSETS ...............................       17,077,293
                                                    ------------
LIABILITIES:
   Payable for Fund shares redeemed ...........            1,842
   Payable for investment advisory fees .......            4,392
   Payable for distribution fees ..............            3,596
   Other accrued expenses .....................           57,795
                                                    ------------
   TOTAL LIABILITIES ..........................           67,625
                                                    ------------
   NET ASSETS applicable to 1,780,942 shares
     outstanding ..............................     $ 17,009,668
                                                    ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ................            1,781
   Additional paid-in capital .................       27,116,304
   Accumulated net investment income ..........            5,375
   Accumulated net realized loss on investments
     and foreign currency transactions ........       (4,868,619)
   Net unrealized depreciation on investments
     and foreign currency transactions ........       (5,245,173)
                                                    ------------
   TOTAL NET ASSETS ...........................     $ 17,009,668
                                                    ============
   SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Shares of capital stock outstanding
     ($0.001 par value) .......................        1,775,229
                                                    ============
   Net Asset Value, offering and
     redemption price per share ...............            $9.55
                                                           =====
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) .......................            4,707
                                                           =====
   Net Asset Value and redemption
     price per share ..........................            $9.53
                                                           =====
   Maximum offering price per share (NAV /
     0.9425, based on maximum sales charge
     of 5.75% of the offering price
     at June 30, 2002) ........................           $10.11
                                                           =====
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) .......................              996
                                                           =====
   Net Asset Value and offering
     price per share ..........................            $9.50(a)
                                                           =====
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value) .......................               10
                                                           =====
   Net Asset Value and offering
     price per share ..........................            $9.67(a)
                                                           =====
   (a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $6,111)     $   147,006
   Interest .................................           7,013
                                                  -----------
   TOTAL INVESTMENT INCOME ..................         154,019
                                                  -----------
EXPENSES:
   Investment advisory fees .................          90,621
   Distribution fees ........................          22,692
   Registration fees ........................          22,315
   Shareholder communications expenses ......          18,122
   Shareholder services fees ................          16,451
   Interest expense .........................          12,676
   Legal and audit fees .....................          12,017
   Custodian fees ...........................           8,636
   Organizational expenses ..................           3,968
   Directors' fees ..........................             511
   Miscellaneous expenses ...................           1,529
                                                  -----------
   TOTAL EXPENSES ...........................         209,538
                                                  -----------
   Expense reimbursement ....................         (60,894)
                                                  -----------
   TOTAL NET EXPENSES .......................         148,644
                                                  -----------
   NET INVESTMENT INCOME ....................           5,375
                                                  -----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
   Net realized loss on investments and
     foreign currency transactions ..........      (1,733,825)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions ..........       1,013,602
                                                  -----------
   NET REALIZED AND UNREALIZED LOSS
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS ..................        (720,223)
                                                  -----------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ..............     $  (714,848)
                                                  ===========

                 See accompanying notes to financial statements.

                       THE GABELLI GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED
                                                            JUNE 30, 2002         YEAR ENDED
                                                              (UNAUDITED)  DECEMBER 31, 2001
                                                            ------------   -----------------
OPERATIONS:
   Net investment income ..............................     $      5,375        $    285,762
   Net realized loss on investments and
     foreign currency transactions ....................       (1,733,825)         (3,190,459)
   Net change in unrealized appreciation
     (depreciation) on investments and
     foreign currency transactions ....................        1,013,602          (5,863,276)
                                                            ------------        ------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS         (714,848)         (8,767,973)
                                                            ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
    Class AAA .........................................               --            (196,108)
    Class A ...........................................               --                (578)
    Class B ...........................................               --                 (31)
    Class C ...........................................               --                  --
                                                            ------------        ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...............               --            (196,717)
                                                            ------------        ------------
CAPITAL SHARE TRANSACTIONS:
    Class AAA .........................................         (754,518)         (3,631,096)
    Class A ...........................................            2,123              17,708
    Class B ...........................................              315               8,750
    Class C ...........................................               --             (32,220)
                                                            ------------        ------------
    Net decrease in net assets from
      capital share transactions ......................         (752,080)         (3,636,858)
                                                            ------------        ------------
    NET DECREASE IN NET ASSETS ........................       (1,466,928)        (12,601,548)
NET ASSETS:
   Beginning of period ................................       18,476,596          31,078,144
                                                            ------------        ------------
   End of period ......................................     $ 17,009,668        $ 18,476,596
                                                            ============        ============

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2002, there were no repurchase agreements.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $3,134,794. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser has agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (exclusive of interest expense) at 1.50% of the value of the Fund's average daily net assets. For the six months ended June 30, 2002, the Adviser reimbursed the Fund in the amount of $60,894. Beginning January 1, 2001 the Fund is obliged to repay the Adviser for a period of two fiscal years following the fiscal year in which the Adviser reimbursed the Fund only to the extent that the operating expenses of the Fund fall below 1.50% of average daily net assets. The cumulative amount which the Fund may repay the Adviser is $167,861.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $22,585 and $58 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $49 and $1, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $0 and $1,780,502, respectively.

7. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, Gabelli & Company, Inc. informed the Fund that it received $14 from investors representing commissions (sales charges and underwriting fees) of Fund shares.

8. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2002. The average daily amount of borrowings outstanding within the six months ended June 30, 2002 was $101,569 with a related weighted average interest rate of 2.56%. The maximum amount borrowed at any time during the six months ended June 30, 2002 was $1,995,000.

THE GABELLI GLOBAL OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

9. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions  in shares of capital stock were as follows:

                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                              JUNE 30, 2002                  DECEMBER 31, 2001
                                                    -----------------------------     ----------------------------
                                                       SHARES           AMOUNT            SHARES         AMOUNT
                                                    -----------------------------     ----------------------------
                                                              CLASS AAA                         CLASS AAA
                                                    -----------------------------     ----------------------------
Shares sold ........................................  2,462,907      $ 24,961,530       3,621,559     $ 42,846,948
Shares issued upon reinvestment of dividends .......         --                --          18,699          184,930
Shares redeemed .................................... (2,527,116)      (25,716,048)     (3,979,504)     (46,662,974)
                                                     ----------      ------------      ----------     ------------
Net decrease .......................................    (64,209)     $   (754,518)       (339,246)    $ (3,631,096)
                                                     ==========      ============      ==========     ============

                                                                 CLASS A                          CLASS A
                                                    -----------------------------     ----------------------------
Shares sold ........................................        335      $      3,299           3,104     $     40,907
Shares issued upon reinvestment of dividends .......         --                --              58              578
Shares redeemed ....................................       (115)           (1,176)         (2,366)         (23,777)
                                                     ----------      ------------      ----------     ------------
Net increase .......................................        220      $      2,123             796     $     17,708
                                                     ==========      ============      ==========     ============

                                                                 CLASS B                          CLASS B
                                                    -----------------------------     ----------------------------
Shares sold ........................................         32      $        315             835     $      9,727
Shares issued upon reinvestment of dividends .......         --                --               3               30
Shares redeemed ....................................         --                --             (99)          (1,007)
                                                     ----------      ------------      ----------     ------------
Net increase .......................................         32      $        315             739     $      8,750
                                                     ==========      ============      ==========     ============

                                                                 CLASS C                          CLASS C
                                                    -----------------------------     ----------------------------
Shares sold ........................................         --      $         --          63,401     $    800,100
Shares issued upon reinvestment of dividends .......         --                --              --               --
Shares redeemed ....................................         --                --         (63,391)        (832,320)
                                                     ----------      ------------      ----------     ------------
Net increase (decrease) ............................         --      $         --              10     $    (32,220)
                                                     ==========      ============      ==========     ============

THE GABELLI GLOBAL OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS (H)
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                          INCOME
                               FROM INVESTMENT OPERATIONS                     DISTRIBUTIONS
                         --------------------------------------  ---------------------------------------
                                          Net
              Net Asset      Net     Realized and       Total                    Net                     Net Asset
   Period       Value,   Investment   Unrealized        from         Net      Realized                     Value,
   Ended      Beginning    Income   Gain (Loss) on   Investment  Investment    Gain on         Total       End of     Total
December 31   of Period     (Loss)    Investments    Operations    Income    Investments   Distributions   Period    Return+
-----------   ---------  ---------- --------------   ----------  ----------  -----------   -------------  --------   -------
CLASS AAA
   2002(a)      $10.02     $0.00(j)     $(0.47)        $(0.47)         --           --            --       $ 9.55      (4.7)%
   2001          14.24      0.13         (4.25)         (4.12)     $(0.10)          --         (0.10)       10.02     (28.9)
   2000          18.03      0.26         (2.72)         (2.46)      (0.29)     $ (1.04)        (1.33)       14.24     (13.5)
   1999          10.55      0.03          8.30           8.33          --        (0.85)        (0.85)       18.03      79.2
   1998(b)       10.00      0.09          0.91           1.00       (0.15)       (0.30)        (0.45)       10.55      10.1
CLASS A
   2002(a)        9.99      0.00(j)      (0.46)         (0.46)         --           --            --         9.53      (4.6)
   2001          14.21      0.13         (4.24)         (4.11)      (0.11)          --         (0.11)        9.99     (29.0)
   2000(c)       19.77      0.27         (4.46)         (4.19)      (0.33)       (1.04)        (1.37)       14.21     (21.2)
CLASS B
   2002(a)       10.00     (0.03)        (0.47)         (0.50)         --           --            --         9.50      (5.0)
   2001          14.22      0.07         (4.26)         (4.19)      (0.03)          --         (0.03)       10.00     (29.5)
   2000(c)       19.77      0.17         (4.39)         (4.22)      (0.29)       (1.04)        (1.33)       14.22     (21.3)
CLASS C
   2002(a)       10.11     (0.03)        (0.41)         (0.44)         --           --            --         9.67      (4.4)
   2001(i)       10.15      0.07         (0.11)         (0.04)         --           --            --        10.11     (29.0)

                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
               ----------------------------------------------------------------------------
                                Net           Operating         Operating
               Net Assets    Investment      Expenses to       Expenses to
   Period       End of      Income (Loss)   Average Net        Average Net        Portfolio
   Ended        Period       to Average     Assets Before     Assets Net of       Turnover
December 31    (in 000's)    Net Assets    Reimbursement(e)  Reimbursement(f)(g)     Rate
-----------    ----------  --------------  ----------------  -------------------  ---------
CLASS AAA
   2002(a)      $16,955        0.06%(d)        2.31%(d)           1.64%(d)             0%
   2001          18,422        1.11            2.00               1.59                31
   2000          31,023        1.50            1.79               1.50                50
   1999          26,779        0.36            1.97               1.03                49
   1998(b)        5,866        1.72(d)         4.77(d)            1.00(d)            127
CLASS A
   2002(a)           45        0.06(d)         2.31(d)            1.64(d)              0
   2001              45        1.11            2.00               1.59                31
   2000(c)           52        1.50(d)         1.79(d)            1.50(d)             50
CLASS B
   2002(a)           10       (0.69)(d)        3.06(d)            2.39(d)              0
   2001              10        0.36            2.75               2.34                31
   2000(c)            3        0.75(d)         2.54(d)            2.25(d)             50
CLASS C
   2002(a)          0.1       (0.69)(d)        3.06(d)            2.39(d)              0
   2001(i)          0.1        0.36            2.75               2.34                31

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) For the period ended June 30, 2002; unaudited.
(b) From commencement of investment operations on May 11, 1998.
(c) From commencement of offering on March 1, 2000.
(d) Annualized.
(e) During the periods ended December 31, 2000, 1999 and 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.
(f) The Fund incurred interest expense during the six months ended June 30, 2002 and the year ended December 31, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.50% and 1.50% (Class AAA), 1.50% and 1.50% (Class A), 2.25% and 2.25%
    (Class B) and 2.25% and 2.25% (Class C), respectively.
(g) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets net of reimbursement would have been 1.50% and 1.00%, respectively.
(h) Class C shares were outstanding for the period October 27, 2000 through December 12, 2000 and for the period April 24, 2001 through May 10, 2001. Financial Highlights are not presented for Class C shares as the information for this period is not considered meaningful.
(i) From November 23, 2001, the date shares were continuously outstanding.
(j) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                       THE GABELLI GLOBAL OPPORTUNITY FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             John D. Gabelli
CHAIRMAN AND CHIEF                                SENIOR VICE PRESIDENT
INVESTMENT OFFICER                                GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                                    Karl Otto Pohl
CHIEF EXECUTIVE OFFICER                           FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.                         DEUTSCHE BUNDESBANK

Anthony J. Colavita                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.                         LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara                                 Anthonie C. van Ekris
FORMER CHAIRMAN AND                               MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER                           BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE COMPANY
OF AMERICA

                                    OFFICERS
Mario J. Gabelli, CFA                             Bruce N. Alpert
PRESIDENT AND CHIEF                               VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q202SR